EXHIBIT I

                                   JOINT FILING AGREEMENT
                                   ----------------------

                       Each of the undersigned hereby agrees that the
               Schedule 13G filed herewith is filed jointly, pursuant to Rule 13d-1(f)(1) of the Securities Exchange Act of 1934, as amended on behalf of each of them.

               Dated: February 16, 1999

               The Equitable Companies Incorporated



               BY:  /s/ Alvin H. Fenichel
                  -------------------------
                  Alvin H. Fenichel
                  Senior Vice President
                  and Controller

               AXA Assurances I.A.R.D. Mutuelle; AXA Assurances Vie Mutuelle; AXA Conseil Vie Assurance Mutuelle; AXA Courtage Assurance Mutuelle, as a group, and AXA

               Signed on behalf of each of the above entities



               BY:      /s/ Alvin H. Fenichel
                  -----------------------------------------
                  Alvin H. Fenichel
                  Attorney-in-Fact
                  (Executed pursuant to Powers of Attorney)

                                 Exhibit 1


                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT that I, LINDA FAYNE LEVINSON, hereby constitute and appoint Alvin H. Fenichel, from the date hereof until such time as this Power of Attorney is revoked in writing, to act as my true and lawful agent and attorney-in-fact, in my name and on my behalf to execute, consent to, swear to, acknowledge, file, amend and/or modify and deliver one or more filings on Schedule 13-G and any and all subsequent filings made by or on behalf of the Securities and Exchange Commission pursuant to the Securities Act and/or the Securities Exchange Act of 1934, as amended.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of February 1999.

LINDA FAYNE LEVINSON

/s/ Linda Fayne Levinson
- -------------------------


                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT that DLJ CAPITAL INVESTORS, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Alvin H. Fenichel, from the date hereof until such time as this Power of Attorney is revoked in writing, to act as its true and lawful agent and attorney-in-fact with full power and authority, in the name of and on behalf of the Company to execute, consent to, swear to, acknowledge, file, amend and/or modify and deliver one or more filings on Schedule 13-G and any and all subsequent filings made by or on behalf of the Securities and Exchange Commission pursuant to the Securities Act and/or the Securities Exchange Act of 1934, as amended.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of February 1999.


DLJ CAPITAL INVESTORS, INC.

/s/ Marjorie White
- --------------------------------------
by: Marjorie White/Corporate Secretary